UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 23, 2019

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware	1-31340	56-0484485
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, NC (Address of Principal Executive Offices)		28273-5975 (Zip Code)

(704) 554-8510 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.033 per share	CATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE CATO CORPORATION

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2019, the Registrant held its Annual Meeting.  The following are the voting results on each matter submitted to the Registrant’s stockholders at the Annual Meeting.  The proposals below are described in detail in the Proxy Statement.

At the Annual Meeting, the two nominees for director were elected to the Registrant’s Board of Directors (Proposal 1 below).

In addition, management’s proposal regarding the compensation of executive officers was approved (Proposal 2 below).

In addition, management’s proposal regarding ratification of the retention of PricewaterhouseCoopers LLP as the Registrant’s registered independent public accounting firm for 2019 was approved (Proposal 3 below).

Summary Of Voting By Proposal

1.     To elect Theresa J. Drew and D. Harding Stowe, each for a term expiring in 2022 and until their successors are elected and qualified.  Votes recorded, by nominee, were as follows:

Nominee	For	Abstain	Broker Non-Votes
Theresa J. Drew	33,073,559	270,526	1,844,701
D. Harding Stowe	30,663,830	2,680,255	1,844,701

2.     To hold an advisory (non-binding) vote on the compensation of executive officers.  The Company’s shareholders voted to approve this proposal with 21,723,821 votes for and 11,460,637 votes against.  There were 159,625 abstentions and 1,844,701 Broker non-votes.

3.     To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020.  The Company’s shareholders voted to approve this proposal with 34,916,940 votes for and 241,281 votes against.  There were 30,565 abstentions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                    THE CATO CORPORATION

May 24, 2019	/s/ John P. D. Cato
Date	John P. D. Cato Chairman, President and Chief Executive Officer

May 24, 2019	/s/ John R. Howe
Date	John R. Howe Executive Vice President Chief Financial Officer

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